EXHIBIT 99.2

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, does hereby constitute and appoint MONTY C. BENNETT, THOMAS J. BELLGRAPH OR WILMA FEATHER, and any of them severally, his or her attorney or attorneys with full power of substitution to (1) execute in his or her name, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, the following documents: Amendment No. 3 to the Johnson Family Group's Schedule 13D, any and all further amendments and supplements to such Schedule 13D, and the Joint Filing Agreement of the Johnson Family Group, and (2) file the Amendment and all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

                    The undersigned agrees that the attorneys-in-fact named herein may rely entirely on information furnished orally or in writing by the undersigned to such attorneys-in-fact. The undersigned also agrees to indemnify and hold harmless the attorneys-in-fact against any losses, claims, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any untrue statement or omission of necessary fact in the information provided by the undersigned to the attorneys-in-fact for purposes of executing, acknowledging, delivering or filing any such forms, or any amendments or any successor forms thereto.

                    IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of the date indicated below.

Date:	March 29, 2000	/s/Stephen I. Johnson
Signature

Stephen I. Johnson
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LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, does hereby constitute and appoint MONTY C. BENNETT, THOMAS J. BELLGRAPH OR WILMA FEATHER, and any of them severally, his or her attorney or attorneys with full power of substitution to (1) execute in his or her name, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, the following documents: Amendment No. 3 to the Johnson Family Group's Schedule 13D, any and all further amendments and supplements to such Schedule 13D, and the Joint Filing Agreement of the Johnson Family Group, and (2) file the Amendment and all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

                    The undersigned agrees that the attorneys-in-fact named herein may rely entirely on information furnished orally or in writing by the undersigned to such attorneys-in-fact. The undersigned also agrees to indemnify and hold harmless the attorneys-in-fact against any losses, claims, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any untrue statement or omission of necessary fact in the information provided by the undersigned to the attorneys-in-fact for purposes of executing, acknowledging, delivering or filing any such forms, or any amendments or any successor forms thereto.

                    IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of the date indicated below.

Date:	March 29, 2000	/s/Isabel Sage Johnson
Signature

Isabel Sage Johnson
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LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, does hereby constitute and appoint MONTY C. BENNETT, THOMAS J. BELLGRAPH OR WILMA FEATHER, and any of them severally, his or her attorney or attorneys with full power of substitution to (1) execute in his or her name, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, the following documents: Amendment No. 3 to the Johnson Family Group's Schedule 13D, any and all further amendments and supplements to such Schedule 13D, and the Joint Filing Agreement of the Johnson Family Group, and (2) file the Amendment and all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

                    The undersigned agrees that the attorneys-in-fact named herein may rely entirely on information furnished orally or in writing by the undersigned to such attorneys-in-fact. The undersigned also agrees to indemnify and hold harmless the attorneys-in-fact against any losses, claims, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any untrue statement or omission of necessary fact in the information provided by the undersigned to the attorneys-in-fact for purposes of executing, acknowledging, delivering or filing any such forms, or any amendments or any successor forms thereto.

                    IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of the date indicated below.

Date:	March 23, 2000	/s/Mark R. S. Johnson
Signature

Mark R. S. Johnson
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LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, does hereby constitute and appoint MONTY C. BENNETT, THOMAS J. BELLGRAPH OR WILMA FEATHER, and any of them severally, his or her attorney or attorneys with full power of substitution to (1) execute in his or her name, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, the following documents: Amendment No. 3 to the Johnson Family Group's Schedule 13D, any and all further amendments and supplements to such Schedule 13D, and the Joint Filing Agreement of the Johnson Family Group, and (2) file the Amendment and all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

                    The undersigned agrees that the attorneys-in-fact named herein may rely entirely on information furnished orally or in writing by the undersigned to such attorneys-in-fact. The undersigned also agrees to indemnify and hold harmless the attorneys-in-fact against any losses, claims, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any untrue statement or omission of necessary fact in the information provided by the undersigned to the attorneys-in-fact for purposes of executing, acknowledging, delivering or filing any such forms, or any amendments or any successor forms thereto.

                    IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of the date indicated below.

Date:	March 23, 2000	/s/Kathryn L. Johnson
Signature

Kathryn L. Johnson
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LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, does hereby constitute and appoint MONTY C. BENNETT, THOMAS J. BELLGRAPH OR WILMA FEATHER, and any of them severally, his or her attorney or attorneys with full power of substitution to (1) execute in his or her name, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, the following documents: Amendment No. 3 to the Johnson Family Group's Schedule 13D, any and all further amendments and supplements to such Schedule 13D, and the Joint Filing Agreement of the Johnson Family Group, and (2) file the Amendment and all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

                    The undersigned agrees that the attorneys-in-fact named herein may rely entirely on information furnished orally or in writing by the undersigned to such attorneys-in-fact. The undersigned also agrees to indemnify and hold harmless the attorneys-in-fact against any losses, claims, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any untrue statement or omission of necessary fact in the information provided by the undersigned to the attorneys-in-fact for purposes of executing, acknowledging, delivering or filing any such forms, or any amendments or any successor forms thereto.

                    IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of the date indicated below.

Date:	March 29, 2000	/s/Andrew F. Johnson
Signature

Andrew F. Johnson
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LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, does hereby constitute and appoint MONTY C. BENNETT, THOMAS J. BELLGRAPH OR WILMA FEATHER, and any of them severally, his or her attorney or attorneys with full power of substitution to (1) execute in his or her name, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, the following documents: Amendment No. 3 to the Johnson Family Group's Schedule 13D, any and all further amendments and supplements to such Schedule 13D, and the Joint Filing Agreement of the Johnson Family Group, and (2) file the Amendment and all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

                    The undersigned agrees that the attorneys-in-fact named herein may rely entirely on information furnished orally or in writing by the undersigned to such attorneys-in-fact. The undersigned also agrees to indemnify and hold harmless the attorneys-in-fact against any losses, claims, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any untrue statement or omission of necessary fact in the information provided by the undersigned to the attorneys-in-fact for purposes of executing, acknowledging, delivering or filing any such forms, or any amendments or any successor forms thereto.

                    IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of the date indicated below.

Date:	March 24, 2000	/s/Pat Taffee Johnson
Signature

Pat Taffee Johnson
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LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, does hereby constitute and appoint MONTY C. BENNETT, THOMAS J. BELLGRAPH OR WILMA FEATHER, and any of them severally, his or her attorney or attorneys with full power of substitution to (1) execute in his or her name, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, the following documents: Amendment No. 3 to the Johnson Family Group's Schedule 13D, any and all further amendments and supplements to such Schedule 13D, and the Joint Filing Agreement of the Johnson Family Group, and (2) file the Amendment and all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

                    The undersigned agrees that the attorneys-in-fact named herein may rely entirely on information furnished orally or in writing by the undersigned to such attorneys-in-fact. The undersigned also agrees to indemnify and hold harmless the attorneys-in-fact against any losses, claims, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any untrue statement or omission of necessary fact in the information provided by the undersigned to the attorneys-in-fact for purposes of executing, acknowledging, delivering or filing any such forms, or any amendments or any successor forms thereto.

                    IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of the date indicated below.

Date:	March 22, 2000	/s/Randoulph L. Teegardin
Signature

Randoulph L. Teegardin, Assistant Vice President, Hastings City Bank
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LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, does hereby constitute and appoint MONTY C. BENNETT, THOMAS J. BELLGRAPH OR WILMA FEATHER, and any of them severally, his or her attorney or attorneys with full power of substitution to (1) execute in his or her name, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, the following documents: Amendment No. 3 to the Johnson Family Group's Schedule 13D, any and all further amendments and supplements to such Schedule 13D, and the Joint Filing Agreement of the Johnson Family Group, and (2) file the Amendment and all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

                    The undersigned agrees that the attorneys-in-fact named herein may rely entirely on information furnished orally or in writing by the undersigned to such attorneys-in-fact. The undersigned also agrees to indemnify and hold harmless the attorneys-in-fact against any losses, claims, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any untrue statement or omission of necessary fact in the information provided by the undersigned to the attorneys-in-fact for purposes of executing, acknowledging, delivering or filing any such forms, or any amendments or any successor forms thereto.

                    IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of the date indicated below.

Date:	March 22, 2000	/s/Martha Johnson Fleming
Signature

Martha Johnson Fleming
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LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, does hereby constitute and appoint MONTY C. BENNETT, THOMAS J. BELLGRAPH OR WILMA FEATHER, and any of them severally, his or her attorney or attorneys with full power of substitution to (1) execute in his or her name, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, the following documents: Amendment No. 3 to the Johnson Family Group's Schedule 13D, any and all further amendments and supplements to such Schedule 13D, and the Joint Filing Agreement of the Johnson Family Group, and (2) file the Amendment and all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

                    The undersigned agrees that the attorneys-in-fact named herein may rely entirely on information furnished orally or in writing by the undersigned to such attorneys-in-fact. The undersigned also agrees to indemnify and hold harmless the attorneys-in-fact against any losses, claims, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any untrue statement or omission of necessary fact in the information provided by the undersigned to the attorneys-in-fact for purposes of executing, acknowledging, delivering or filing any such forms, or any amendments or any successor forms thereto.

                    IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of the date indicated below.

Date:	April 3, 2000	/s/Stephen F. Johnson
Signature

Stephen F. Johnson
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LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, does hereby constitute and appoint MONTY C. BENNETT, THOMAS J. BELLGRAPH OR WILMA FEATHER, and any of them severally, his or her attorney or attorneys with full power of substitution to (1) execute in his or her name, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, the following documents: Amendment No. 3 to the Johnson Family Group's Schedule 13D, any and all further amendments and supplements to such Schedule 13D, and the Joint Filing Agreement of the Johnson Family Group, and (2) file the Amendment and all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

                    The undersigned agrees that the attorneys-in-fact named herein may rely entirely on information furnished orally or in writing by the undersigned to such attorneys-in-fact. The undersigned also agrees to indemnify and hold harmless the attorneys-in-fact against any losses, claims, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any untrue statement or omission of necessary fact in the information provided by the undersigned to the attorneys-in-fact for purposes of executing, acknowledging, delivering or filing any such forms, or any amendments or any successor forms thereto.

                    IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of the date indicated below.

Date:	March 30, 2000	/s/Thomas R. Taffee
Signature

Thomas R. Taffee, Trustee
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LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, does hereby constitute and appoint MONTY C. BENNETT, THOMAS J. BELLGRAPH OR WILMA FEATHER, and any of them severally, his or her attorney or attorneys with full power of substitution to (1) execute in his or her name, in his or her individual capacity, as well as his or her capacity as a trustee, officer, director, shareholder or other representative of any entity that is a member of the Johnson Family Group, the following documents: Amendment No. 3 to the Johnson Family Group's Schedule 13D, any and all further amendments and supplements to such Schedule 13D, and the Joint Filing Agreement of the Johnson Family Group, and (2) file the Amendment and all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

                    The undersigned agrees that the attorneys-in-fact named herein may rely entirely on information furnished orally or in writing by the undersigned to such attorneys-in-fact. The undersigned also agrees to indemnify and hold harmless the attorneys-in-fact against any losses, claims, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any untrue statement or omission of necessary fact in the information provided by the undersigned to the attorneys-in-fact for purposes of executing, acknowledging, delivering or filing any such forms, or any amendments or any successor forms thereto.

                    IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of the date indicated below.

Date:	March 30, 2000	/s/Marguerite B. Taffee
Signature

Marguerite B. Taffee, Trustee
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